UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 31, 2019

NeuroOne Medical Technologies Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-54716	27-0863354
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7599 Anagram Dr., Eden Prairie, MN 55344

(Address of principal executive offices and zip code)

952-426-1383

(Registrant's telephone number including area code)

N/A

(Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective December 31, 2019, Suraj Kalia resigned from the Board of Directors (the “Board”) of NeuroOne Medical Technologies Corporation (the “Company”). Mr. Kalia’s resignation was not the result of any disagreement with the Company’s operations, policies, or practices.

In connection with Mr. Kalia’s resignation, the Board reduced the size of the Board from four directors to three directors, effective as of December 31, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 31, 2019	NEUROONE MEDICAL TECHNOLOGIES CORPORATION

	By:	/s/ David Rosa
David Rosa
Chief Executive Officer

2